Exhibit 21.1

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES

DEC. 31, 2010

•	4101 Austin Boulevard Corp. – State of Incorporation: New York

•	Agency Brokerage Holding, LLC – State of Organization: Delaware

•	Alcentra NY LLC – State of Incorporation: Delaware

•	Allomon Corporation – State of Incorporation: Pennsylvania

•	Albridge Solutions, Inc. – State of Incorporation: Delaware

•	Alternative Holding II, LLC – State of Organization: Delaware

•	APT Holdings Corporation – State of Incorporation: Delaware

•	BB&T AM Distributors, Inc. – State of Incorporation: Delaware

•	B.N.Y. Holdings (Delaware) Corporation – State of Incorporation: Delaware

•	BNY Aurora Holding Corp. – State of Incorporation: New York

•	BNY Capital IV – State of Incorporation: Delaware

•	BNY Capital V – State of Incorporation: Delaware

•	BNY Capital VI – State of Incorporation: Delaware

•	BNY Capital VII – State of Incorporation: Delaware

•	BNY Capital VIII – State of Incorporation: Delaware

•	BNY Capital IX – State of Incorporation: Delaware

•	BNY Capital X – State of Incorporation: Delaware

•	BNY Capital Funding, LLC – State of Organization: Delaware

•	BNY Capital Resources Corp. – State of Incorporation: New York

•	BNY ConvergEx Group LLC – State of Organization: Delaware

•	BNY International Financing Corporation – Incorporation: United States

•	BNY International Leasing LLC – State of Organization: Delaware

•	BNY ITC Leasing LLC – State of Organization: Delaware

•	BNY Lease Equities (Cap Funding) LLC – State of Organization: Delaware

•	BNY Real Estate Holdings LLC – State of Organization: Delaware

•	BNY Mellon ARX Investimentos Ltda. – Incorporation: Brazil

•	BNY Mellon Asset Management (USA) LLC – State of Organization: Delaware

•	BNY Mellon Asset Management International Limited – Incorporation: England

•	BNY Mellon Asset Management Japan Limited – Incorporation: Japan

•	BNY Mellon Asset Servicing GmbH – Incorporation: Germany

•	BNY Mellon Capital Markets, LLC – State of Organization: Delaware

•	BNY Mellon Capital Markets Holdings, Inc. – State of Incorporation: New York

•	BNY Mellon (Cayman) Limited – Incorporation: Cayman Islands

•	BNY Mellon Clearing, LLC – State of Organization: Delaware

•	BNY Mellon Community Development Corporation – State of Incorporation: Delaware

•	BNY Mellon Distributors Holdings Inc. – State of Incorporation: Delaware

•	BNY Mellon Distributors Inc. – State of Incorporation: Massachusetts

•	BNY Mellon Global Management Limited – Incorporation: Ireland

•	BNY Mellon International Asset Management Group Limited – Incorporation: England

•	BNY Mellon International Bank Limited – Incorporation: Ireland

•	BNY Mellon International Operations (India) Private Limited – Incorporation: India

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES

DEC. 31, 2010

Continued

•	BNY Mellon International Management Limited – Incorporation: Cayman Islands

•	BNY Mellon Investment Servicing (International) Limited – Incorporation: Ireland

•	BNY Mellon Investment Servicing (US) Inc. – State of Incorporation: Massachusetts

•	BNY Mellon Managed Investments Inc. – State of Incorporation: Delaware

•	BNY Mellon Performance & Risk Analytics, Inc. – State of Incorporation: Delaware

•	BNY Mellon (Poland) sp. z o.o. – Incorporation: Poland

•	BNY Mellon Securities LLC – State of Organization: Delaware

•	BNY Mellon Servicos Financeiros Distribuidora de Titulos e Valores Mobiliarios S.A. – Incorporation: Brazil

•	BNY Mellon Trust Company of Illinois – State of Incorporation: Illinois

•	BNY Mellon Trust Company (Ireland) Limited – Incorporation: Ireland

•	BNY Mellon Trust of Delaware – State of Incorporation: Delaware

•	BNY Mellon, National Association – Incorporation: United States

•	Boston Safe Deposit Finance Company, Inc. – State of Incorporation: Massachusetts

•	Coates Analytics, LP – State of Organization: Pennsylvania

•	Coates Holding LLC – State of Organization: Delaware

•	Colson Services Corp. – State of Incorporation: Delaware

•	ConvergEx Holdings, LLC – State of Organization: Delaware

•	DPM Mellon LLC – State of Organization: Nevada

•	Dreyfus Service Organization, Inc. – State of Incorporation: Delaware

•	Dreyfus Transfer Inc. – State of Incorporation: Maryland

•	EACM Advisors LLC – State of Organization: Delaware

•	Eagle Investment Systems LLC – State of Organization: Delaware

•	Fairholme Distributors, Inc. – State of Incorporation: Delaware

•	GIS Holdings (International) Inc. – State of Incorporation: Delaware

•	Global Investment Servicing (Luxembourg) S.a.r.l. – Incorporation: Luxembourg

•	Hamilton Insurance Corp. (The) – State of Incorporation: New York

•	HighMark Funds Distributors, Inc. – State of Incorporation: Delaware

•	Insight Investment Funds Management Limited – Incorporation: England

•	Insight Investment Management (Global) Limited – Incorporation: England

•	Insight Investment Management Limited – Incorporation: England

•	Investor Analytics LLC – State of Organization: New York

•	Ivy Asset Management LLC – State of Organization: Delaware

•	Lockwood Advisors, Inc. – State of Incorporation: Delaware

•	MBC Investments Corporation – State of Incorporation: Delaware

•	MBSC Securities Corporation – State of Incorporation: New York

•	MELDEL Leasing Corporation #2 – State of Incorporation: Delaware

•	Mellon Canada Holding Company – Incorporation: Canada

•	Mellon Capital III – State of Incorporation: Delaware

•	Mellon Capital IV – State of Incorporation: Delaware

•	Mellon Capital Management Corporation – State of Incorporation: Delaware

•	Mellon Financial Services Corporation #1 – State of Incorporation: Delaware

•	Mellon Funding Corporation – State of Incorporation: Pennsylvania

•	Mellon Hedge Advisors LLC – State of Organization: Delaware

•	Mellon Holdings LLC – State of Organization: Delaware

•	Mellon International Investment Corporation – Incorporation: United States

•	Mellon Investor Services LLC – State of Organization: New Jersey

•	Mellon Investor Services Holdings LLC – State of Organization: Delaware

•	Mellon Life Insurance Company – State of Incorporation: Delaware

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES

DEC. 31, 2010

Continued

•	Mellon Overseas Investment Corporation – Incorporation: United States

•	Mellon Securities Investments LLC – State of Organization: Delaware

•	Mellon Ventures III, LP – State of Organization: Delaware

•	Mellon Ventures IV, LP – State of Organization: Delaware

•	MFS Leasing Corp. – State of Incorporation: Delaware

•	MGI Funds Distributors, Inc. – State of Incorporation: Delaware

•	MIPA, LLC – State of Organization: Delaware

•	Neptune LLC – State of Organization: Delaware

•	Newton Fund Managers (C.I.) Limited – Incorporation: Jersey

•	One Wall Street Corporation – State of Incorporation: New York

•	Pershing Advisor Solutions LLC – State of Organization: Delaware

•	Pershing Group LLC – State of Organization: Delaware

•	Pershing Investment LLC – State of Organization: Delaware

•	Pershing LLC – State of Organization: Delaware

•	Pershing Securities Limited LLC – Incorporation: England

•	PFPC Trust Company – State of Incorporation: Delaware

•	Promontory Interfinancial Network, LLC – State of Organization: Delaware

•	Riverside Pension Plan Limited – Incorporation: Ireland

•	Standish Mellon Asset Management Company LLC – State of Organization: Delaware

•	TBC Securities Co., Inc. – State of Incorporation: Massachusetts

•	TBCAM, LLC – State of Organization: Delaware

•	The Bank of New York Mellon – Organized: New York

•	The Bank of New York Mellon (Luxembourg) S.A. – Incorporation: Luxembourg

•	The Bank of New York Mellon (International) Limited – Incorporation: England

•	The Bank of New York Mellon Trust Company, National Association – Incorporation: United States

•	The Bank of New York Mellon SA/NV – Incorporation: Belgium

•	The Boston Company Asset Management LLC – State of Organization: Massachusetts

•	The Dreyfus Corporation – State of Incorporation: New York

•	Urdang Capital Management, Inc. – State of Incorporation: Delaware

•	Urdang Securities Management, Inc. – State of Incorporation: Pennsylvania

•	Walter Scott & Partners Limited – Incorporation: Scotland